OTHER COMMITMENTS AND CONTINGENCIES	6 Months Ended
Jun. 30, 2014
Commitments and Contingencies Disclosure [Abstract]
OTHER COMMITMENTS AND CONTINGENCIES
11.          OTHER COMMITMENTS AND CONTINGENCIES

 Assets Pledged

(in thousands of $)	At June 30, 2014	At December 31, 2013
Book value of vessels secured against long-term loans and capital leases	1,684,453	1,409,284

Other contractual commitments and contingencies

Insurance

We insure the legal liability risks for its shipping activities with Gard and Skuld, which are mutual protection and indemnity associations. As a member of a mutual association, we are subject to calls payable to the associations based on the our claims record in addition to the claims records of all other members of the association. A contingent liability exists to the extent that the claims records of the members of the association in the aggregate show significant deterioration, which results in additional calls on the members.

Tax lease benefits

The benefits under lease financings are derived primarily from tax depreciation assumed to be available to the lessor as a result of their investment in the vessels. If that tax depreciation ultimately proves not to be available to the lessors, or is recovered from the lessor as a result of adverse tax rate changes or rulings, or in the event we terminate one or more of our leases, we would be required to return all or a portion of, or in certain circumstances significantly more than the upfront cash benefits that we received, together with fees that were financed in connection with our lease financing transactions, post additional security or make additional payments to our lessors. As of June 30, 2014, we have one remaining UK tax lease (relating to the Methane Princess). A termination of this lease would realize the accrued currency gain or loss recorded against the lease liability, net of the restricted cash. As of June 30, 2014 there was a net accrued gain of $0.4 million.

Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Inland Revenue with regard to the initial tax basis of the transactions in respect of the remaining lease (including the other vessels previously financed by UK tax leases) or in relation to the restructuring terminations in 2010.

Legal proceedings and claims

We may, from time to time, be involved in legal proceedings and claims that arise in the ordinary course of business. A provision will be recognized in the financial statements only where we believe that a liability will be probable and for which the amounts are reasonably estimable, based upon the facts known prior to the issuance of the financial statements.

PT Golar Indonesia, our subsidiary that is both the owner and operator of the NR Satu, has been notified of a claim that may be filed against it by PT Rekayasa, a subcontractor of the charterer, PT Nusantara Regas, claiming that we and our subcontractor caused damage to the pipeline in connection with the FSRU conversion of the NR Satu and the related mooring. As of the current date, no suit has been filed and we are of the view that, were the claim to be filed with the Indonesian authorities, any resolution could potentially take years. We continue to believe we have meritorious defences against these claims, however, we are currently involved in compromise settlement discussions with the other parties. The compromise settlement amount is expected to be approximately $3.3 million. We consider it probable that approximately $2.5 million of the estimated settlement will be recoverable from our subcontractor who is also a party to these settlement discussions.  As part of the disposal of the NR Satu in July 2012 by Golar, Golar has also agreed to indemnify us against any non-recoverable losses arising from actions prior to the disposal. As of June 30, 2014, we have recorded a receivable of $0.8 million from Golar in relation to this indemnity for our non-recoverable losses.